UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

 (State or other jurisdiction of incorporation)

0-15536	23-2428543
(Commission file number)	(IRS employer ID)

105 Leader Heights Road, PO Box 2887, York, Pennsylvania	17405-2887
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – 717-747-1519

N/A

(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $2.50 par value	CVLY	NASDAQ Global Market

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 19, 2020, the Corporation held its 2020 Annual Meeting. Notice of the meeting was mailed to shareholders of record on or about April 3, 2020, together with proxy solicitation materials prepared in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder. As of the record date, there were a total of 9,762,820 shares of common stock outstanding and entitled to vote at the Annual Meeting, and 8,287,582 shares were represented at the Annual Meeting, in person or by proxy. The following proposals were voted on at the Annual Meeting.

Proposal 1 – Election of four Class C directors, each to serve for a term of three years

There was no solicitation in opposition to the nominees of the Board of Directors for election to the Board and all such nominees were elected. The number of votes cast for or withheld, as well as the number of broker non-votes, for each of the nominees for election to the Board of Directors, was as follows:

Director	Votes For	Votes Withheld	Broker Non-Vote
Sarah M. Brown	7,055,552	312,093	919,937
John W. Giambalvo, Esq.	7,177,181	190,464	919,937
MacGregor S. Jones	7,173,828	193,817	919,937
Larry J. Miller	7,210,662	156,983	919,937

Proposal 2 – Approve an advisory, non-binding resolution regarding executive compensation.

The proposal to approve the compensation of the Corporation's named executive officers was approved by the required affirmative vote of a majority of the shares of common stock present at the meeting, in person or by proxy. The number of votes cast for and against, as well as the number of abstentions and broker non-votes on this proposal, was as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
7,026,613	305,756	35,276	919,937

Proposal 3 – Ratify the appointment of Crowe LLP as Codorus Valley Bancorp, Inc.'s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020.

The proposal to ratify the appointment of Crowe LLP as the Corporation's independent registered public accounting firm for the year ending December 31, 2020 was approved by the affirmative vote of a majority of the shares present at the meeting, in person or by proxy. The number of votes cast for and against, as well as the number of abstentions and broker non-votes on this proposal, was as follows:

Votes For	Votes Against	Abstain
8,213,155	37,490	36,937

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Codorus Valley Bancorp, Inc.

Date:	May 21, 2020	By: /s/ Larry J. Miller
Chairman, President and
Chief Executive Officer
(Principal Executive Officer)